927757

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

FILED AND RECORDED
BOSSIER PARISH, LA

2008 MAY -8 A 11: 32

STATE OF LOUISIANA §
KNOW ALL MEN BY THESE PRESENTS:
PARISH OF BOSSIER §

RECORDER

THAT **Southern Star Operating, Inc.**, whose address is, 110 Cypress Station Drive, Suite 152, Houston, Texas 77090, hereinafter referred to as "Assignor", for and in consideration of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto **Southern Star Energy, Inc.**, whose address is, 110 Cypress Station Drive, Suite 152, Houston, Texas 77090, hereinafter referred to as "Assignee", all of Assignor's right, title and interest, in and to those certain Oil, Gas and Mineral Leases and leasehold estates created thereby, set forth in Exhibit "A" attached hereto and made a part hereof, covering land situated in Bossier Parish, Louisiana.

This Assignment is specifically made subject to the terms and conditions of that certain Unrecorded Letter Agreement dated February 12, 2006 by and between SPRI and Dynamic Resources et al. This Assignment is also specifically made subject to the terms and conditions of said leases and any and all reservations and conveyances of Overriding Royalty Interests affecting said leases, as of the effective date of this instrument.

This Assignment is made without warranty of title, express or implied, except a warranty of title by, through, and under Assignor, but not otherwise. Assignor warrants it is the lawful owner of and has good title to the interest above assigned in and to the Leases, free and clear from all liens, encumbrances or adverse claims.

IN WITNESS WHEREOFF, Assignor has caused this instrument to be executed on this the 6th day of May, 2008, effective; however, as of the effective date of the respective leases.

ASSIGNOR:

Southern Star Operating, Inc,

By: W. D. Gibbs
It's President

Witnessess:

Signature
Eric Moxham
Printed Name

Signature
G. McWhirter
Printed Name

STATE OF TEXAS §

COUNTY OF HARRIS §

This instrument was acknowledged before me on the 6th day of MAY 2008. by W. D. Gibbs, President of Southern Star Operating, Inc., on behalf of said corporation and in the capacity therein stated.

RAE LYNN WERTZ
My Commission Expires
February 8, 2010

Notary Public for the State of Texas
Notary's Printed Name:
RAE LYNN WERTZ

My Commission Expires: 2-8-2010

Exhibit "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
1	Patricia Brownlee, Agent	Meagher Oil & Gas Properties, Inc.	4/24/2006	50.000000	37.500000	0.200000	1369	178
2	Patricia Brownlee Revocable Trust	Meagher Oil & Gas Properties, Inc.	4/24/2006	50.000000	6.250000	0.200000	1374	155
3	Alice Joyce Ritter	Meagher Oil & Gas Properties, Inc.	5/1/2006	50.000000	6.250000	0.200000	1369	172
4	Catherine Farrell Brownlee	Meagher Oil & Gas Properties, Inc.	6/6/2006	50.000000	50.000000	0.200000	1374	158
5	Catherine Brownlee	Meagher Oil & Gas Properties, Inc.	6/6/2006	51.400000	12.850000	0.200000	1374	568
6	Linda Brownlee Sorrells	Meagher Oil & Gas Properties, Inc.	6/26/2006	51.400000	12.850000	0.200000	1379	772
7	Beverly C. Robertson	Meagher Oil & Gas Properties, Inc.	7/17/2006	51.400000	25.700000	0.200000	1378	719
8	Albert Sydney Burt, Jr.	Meagher Oil & Gas Properties, Inc.	2/1/2006	141.562000	141.562000	0.200000	1361	104
9	Neilson Scott Jacobs	Meagher Oil & Gas Properties, Inc.	5/8/2006	498.000000	166.000000	0.200000	1374	772
10	Mary Jacobs Smith	Meagher Oil & Gas Properties, Inc.	5/8/2006	498.000000	166.000000	0.200000	1370	851
11	Walter B. Jacobs, Jr., Trust	Meagher Oil & Gas Properties, Inc.	6/7/2006	498.000000	166.000000	0.200000	1375	63
12	Kitty Michele McDade Miller	Meagher Oil & Gas Properties, Inc.	5/23/2006	480.000000	240.000000	0.187500	1370	15
13	Patricia A. Brownlee, Agent	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	7.989420	0.200000	1374	152
14	Patricia A. Brownlee, Revocable Trust	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	1.331530	0.200000	1374	158
15	Alice Joyce Ritter	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	1.331530	0.200000	1374	149
16	Ruth M. Robertson Family Trust	Meagher Oil & Gas Properties, Inc.	7/17/2006	118.463000	1.850980	0.200000	1378	722
17	Miciotto Properties, L.P.	Meagher Oil & Gas Properties, Inc.	2/21/2006	405.317000	405.317000	0.200000	1362	762
18	Total Properties, etal	Meagher Oil & Gas Properties, Inc.	4/3/2006	268.906000	268.906000	0.200000	1367	610
19	Bank One Trust Company, N.A., Trustee	Meagher Oil & Gas Properties, Inc.	6/7/2006	64.121000	64.121000	0.200000	1375	50
20	James Michael Vickers	Meagher Oil & Gas Properties, Inc.	5/16/2006	0.570000	0.570000	0.187500	1372	114
21	Dewey E. Burchett	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.570000	0.570000	0.187500	1372	117
22	Eric Clayton Robinson	Meagher Oil & Gas Properties, Inc.	5/9/2006	0.570000	0.570000	0.187500	1370	858
23	Frank C. Charchio	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.620000	0.620000	0.187500	1369	786
24	Donald A. Vishnefski	Meagher Oil & Gas Properties, Inc.	4/21/2006	0.570000	0.570000	0.187500	1369	783
25	Luke Charchio	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.660000	0.660000	0.187500	1369	780
26	Silas Eldon Andrews	Meagher Oil & Gas Properties, Inc.	5/11/2006	2.163000	2.163000	0.200000	1372	120
27	Ander Michael Boggs, Ind. & as Manager	Meagher Oil & Gas Properties, Inc.	5/4/2006	3.820000	3.820000	0.187500	1376	321
28	Samuel M. Barlow	Meagher Oil & Gas Properties, Inc.	3/15/2006	2.500000	2.500000	0.187500	1365	311
29	Buford Delano Rape	Meagher Oil & Gas Properties, Inc.	3/9/2006	2.500000	2.500000	0.187500	1363	934
30	Clyde A Walker	Meagher Oil & Gas Properties, Inc.	3/9/2006	2.500000	2.500000	0.187500	1363	937
31	Jack Earnest Weaver	Meagher Oil & Gas Properties, Inc.	4/4/2006	28.670000	28.670000	0.187500	1367	83
32	Larry Moore	Meagher Oil & Gas Properties, Inc.	7/6/2006	3.200000	3.200000	0.200000	1377	762
33	Randy Allen Wingard	Meagher Oil & Gas Properties, Inc.	5/16/2006	1.010000	1.010000	0.187500	1370	248
34	Danny Ray Bowlin	Meagher Oil & Gas Properties, Inc.	5/16/2006	3.538000	3.538000	0.187500	1372	660
35	Sandra Lynn Walker	Meagher Oil & Gas Properties, Inc.	5/31/2006	7.055000	7.055000	0.200000	1372	657

Exhibit "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
36	Lillian Webber Roberson	Meagher Oil & Gas Properties, Inc.	3/29/2006	4.160000	4.160000	0.187500	1366	599
37	Lessie Gibson Whittington	Meagher Oil & Gas Properties, Inc.	4/11/2006	2.080000	2.080000	0.187500	1369	777
38	Dalton Earl Johnson	Meagher Oil & Gas Properties, Inc.	3/28/2006	4.100000	4.100000	0.187500	1366	608
39	Dorothy Cheney Bledsoe	Meagher Oil & Gas Properties, Inc.	6/15/2006	2.171000	2.171000	0.187500	1372	855
40	Gwendolyn C. Hearne Foster	Meagher Oil & Gas Properties, Inc.	3/7/2006	1.400000	1.400000	0.187500	1365	386
41	Barney Z. Gardner	Meagher Oil & Gas Properties, Inc.	3/13/2006	1.550000	1.550000	0.187500	1365	317
42	Johnnie Rae Brown	Meagher Oil & Gas Properties, Inc.	3/7/2006	4.080000	4.080000	0.187500	1365	308
43	Robert J. Parlee	Meagher Oil & Gas Properties, Inc.	3/7/2006	11.610000	11.610000	0.187500	1363	931
44	Bobby Donald Leflett	Meagher Oil & Gas Properties, Inc.	2/14/2006	18.450000	18.450000	0.187500	1361	825
45	Kevin O. Flynn	Meagher Oil & Gas Properties, Inc.	3/20/2006	4.930000	4.930000	0.200000	1366	611
46	Williams Family Trust	Meagher Oil & Gas Properties, Inc.	5/3/2006	3.860000	0.926400	0.187500	1370	251
47	John Gordon Jackins, Sr	Meagher Oil & Gas Properties, Inc.	7/11/2006	4.540000	0.038600	0.200000	1376	327
48	Dewey E. Williams	Meagher Oil & Gas Properties, Inc.	5/3/2006	2.900000	2.305000	0.187500	1370	245
49	Gary Don Tyler	Meagher Oil & Gas Properties, Inc.	5/8/2006	11.680000	8.757500	0.187500	1373	236
50	John Gordon Jackins, Sr.	Meagher Oil & Gas Properties, Inc.	2/13/2006	2.220000	2.220000	0.187500	1361	236
51	James E. Berry	Meagher Oil & Gas Properties, Inc.	2/27/2006	2.220000	2.220000	0.187500	1366	605
52	Franklin Monroe	Meagher Oil & Gas Properties, Inc.	3/29/2006	29.680000	29.680000	0.187500	1368	326
53	Kevin O. Flynn	Meagher Oil & Gas Properties, Inc.	7/11/2006	0.680000	0.085000	0.200000	1376	324
54	Darlene H. Gregrich	Meagher Oil & Gas Properties, Inc.	9/7/2006	0.346000	0.346000	0.187500	1383	455
55	James Darrell Sheppard	Meagher Oil & Gas Properties, Inc.	4/11/2006	10.000000	10.000000	0.187500	1368	316
56	Property Improvement Corporation	Meagher Oil & Gas Properties, Inc.	3/27/2006	8.000000	8.000000	0.187500	1367	669
57	Jerry R. Scott, Jr.	Meagher Oil & Gas Properties, Inc.	3/22/2006	9.000000	9.000000	0.187500	1370	855
58	Albert Sydney Burt. Jr.	Meagher Oil & Gas Properties, Inc.	2/2/2006	105.149000	105.149000	0.200000	1361	108
59	William H. Burt	Meagher Oil & Gas Properties, Inc.	2/24/2006	105.149000	105.149000	0.200000	1363	396
60	Larry Moore	Meagher Oil & Gas Properties, Inc.	7/6/2006	202.000000	202.000000	0.200000	1377	759
61	John T. Rutledge, etal	Meagher Oil & Gas Properties, Inc.	3/30/2006	0.236000	0.236000	0.187500	1369	175
62	Geraldine S. Parker	Meagher Oil & Gas Properties, Inc.	3/24/2006	0.316000	0.316000	0.187500	1366	602
63	Larry Ronald Ross, Sr.	Meagher Oil & Gas Properties, Inc.	6/7/2006	0.200000	0.200000	0.187500	1374	709
64	Julian Jay Valentine	Meagher Oil & Gas Properties, Inc.	3/27/2006	0.250000	0.250000	0.187500	1367	80
65	Steven Brandon Berrish	Meagher Oil & Gas Properties, Inc.	4/8/2006	0.569000	0.569000	0.187500	1378	525
66	William Noel Morris III	Meagher Oil & Gas Properties, Inc.	7/3/2006	0.206000	0.206000	0.187500	1378	522
67	Daniel Wayne Shankle	Meagher Oil & Gas Properties, Inc.	1/31/2006	3.470000	3.470000	0.187500	1361	101
68	Kent B. Guillory	Meagher Oil & Gas Properties, Inc.	3/10/2006	3.310000	3.310000	0.187500	1365	314
69	Christopher Johnson	Meagher Oil & Gas Properties, Inc.	4/19/2006	7.700000	7.700000	0.200000	1368	319
70	James Johnson	Meagher Oil & Gas Properties, Inc.	4/19/2006	30.360000	30.360000	0.200000	1368	322

Exhibit "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
71	Cash Point Plantation, L.L.C., etal	Meagher Oil & Gas Properties, Inc.	6/26/2006	617.145200	614.100200	0.200000	1374	134
72	Pat Hogan Stinson	Meagher Oil & Gas Properties, Inc.	6/29/2006	1.200000	0.600000	0.200000	1374	706
73	Robert T. Stinson, IV	Meagher Oil & Gas Properties, Inc.	6/9/2006	1.300000	0.650000	0.200000	1374	146
74	RTS property Mgt. L.L.C.	Meagher Oil & Gas Properties, Inc.	6/9/2006	3.590000	1.795000	0.200000	1374	143
75	Charles C. Evans and Doris May Evans	Meagher Oil & Gas Properties, Inc.	9/7/2006	0.904000	0.904000	0.187500	1382	449
76	Miciotto Properties, L.P., etal	Meagher Oil & Gas Properties, Inc.	2/21/2006	118.470000	28.507830	0.200000	1362	759

77 Term Assignment of Oil, Gas and Mineral Leases with an effective date of April 1, 2006, from T. C. Craighead & Company to SPRI conveying HBP Oil, Gas and Mineral Leases covering 1054.55 gross/net acres with a royalty burden of 20% and 140 gross/net acres with a royalty burden of 28%. This assignment is memorialized by memorandum recorded in Book 1367, Page 672 of the Conveyance Records of Bossier Parish, Louisiana.